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                        The Prudential Series Fund, Inc.

                           High Yield Bond Portfolio
                       Supplement Dated June 28, 1999 to
             Statement of Additional Information Dated May 1, 1999

    At the second quarter board meeting for The Prudential Series Fund, Inc. (the 'Fund'), the Directors voted to authorize the Fund's High Yield Bond Portfolio to invest up to 10% of its total assets in foreign currency denominated debt securities of foreign or domestic issuers. For a discussion of the risks associated with such investments, see 'Investment Objectives and Policies of the Portfolios--IV. Foreign Securities' in the Fund's Statement of Additional Information and 'Investment Risks' in the Fund's Prospectus dated May 1, 1999.